GRAND PRIX FUNDS, INC.


   Supplement to Prospectus dated December 31, 1997


Sales Load

     Effective December 1, 1998, a 5.25% maximum front-end sales charge will be imposed on the purchase of Fund shares by new shareholders on or after such date, subject to certain exceptions. Effective the same date, the Fund's Distributor will be AmeriPrime
Financial Securities, Inc.

     Existing shareholders as of November 30, 1998 will not be subject to the front-end sales load on additional purchases of Fund shares, nor will reinvestments of dividends and/or capital gains be subject to this load. Certain classes of investors, including beneficial owners of wrap accounts who are clients of broker-dealers that have entered into selling agreements with the Fund's Distributor, may be able to purchase shares at net asset value.

     This information supplements and, to the extent applicable, supersedes the information contained on pages 3 and 11 of the Prospectus and elsewhere therein.

                 ____________________

This Supplement should be retained with your Prospectus
                 for future reference.

 The date of this Prospectus Supplement is October 15, 1998.